UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act File Number:	811-21374

Registrant Name:	PIMCO Income Strategy Fund

Address of Principal Executive Offices:	1633 Broadway
New York, NY 10019

Name and Address of Agent for Service:	Trent W. Walker
650 Newport Center Drive
Newport Beach, CA 92660

Registrant’s telephone number, including area code:	(844) 337-4626

Date of Fiscal Year End:	July 31

Date of Reporting Period:	October 31, 2018

Item 1. Schedule of Investments

Schedule of Investments

PIMCO Income Strategy Fund

October 31, 2018 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 127.1% ¤
LOAN PARTICIPATIONS AND ASSIGNMENTS 5.0%
Altice France S.A.
6.280% (LIBOR03M + 4.000%) due 08/14/2026 ~		$100	$99
Avantor, Inc.
6.302% (LIBOR03M + 4.000%) due 11/21/2024 ~		50	50
Community Health Systems, Inc.
5.563% (LIBOR03M + 3.250%) due 01/27/2021 ~		947	929
Concordia International Corp.
7.781% (LIBOR03M + 5.500%) due 09/06/2024 ~		700	688
Dubai World
1.750% - 2.000% (LIBOR03M + 2.000%) due 09/30/2022 ~		199	186
Envision Healthcare Corp.
6.052% (LIBOR03M + 3.750%) due 10/10/2025 ~		250	245
Financial & Risk U.S. Holdings, Inc.
6.052% (LIBOR03M + 3.750%) due 10/01/2025 ~		300	298
Forbes Energy Services LLC
9.000% - 14.000% due 04/13/2021		181	183
Forest City Enterprises LP
TBD% due 10/24/2025		100	101
FrontDoor, Inc.
4.813% (LIBOR03M + 2.500%) due 08/14/2025 «~		10	10
Frontier Communications Corp.
6.060% (LIBOR03M + 3.750%) due 06/15/2024 ~		297	288
iHeartCommunications, Inc.
TBD% due 01/30/2019 ^(e)		8,800	6,400
IRB Holding Corp.
TBD% due 02/05/2025		410	410
McDermott Technology Americas, Inc.
7.302% (LIBOR03M + 5.000%) due 05/10/2025 ~		501	498
Messer Industrie GmbH
TBD% due 10/01/2025		50	50
MH Sub LLC
6.030% (LIBOR03M + 3.750%) due 09/13/2024 ~		59	60
Multi Color Corp.
4.302% (LIBOR03M + 2.000%) due 10/31/2024 ~		8	8
Neiman Marcus Group Ltd.
5.531% (LIBOR03M + 3.250%) due 10/25/2020 ~		1,235	1,126
PetSmart, Inc.
5.280% (LIBOR03M + 3.000%) due 03/11/2022 ~		40	34
Ply Gem Industries, Inc.
6.175% due 04/12/2025		20	20
Sequa Mezzanine Holdings LLC
7.389% - 7.408% (LIBOR03M + 5.000%) due 11/28/2021 «~		109	107
11.520% (LIBOR03M + 9.000%) due 04/28/2022 «~		40	40
Sprint Communications, Inc.
4.813% (LIBOR03M + 2.500%) due 02/02/2024 ~		788	788
Starfruit Finco BV
3.750% (EUR003M + 3.750%) due 10/01/2025 ~	EUR	100	114
5.770% (LIBOR03M + 3.250%) due 10/01/2025 ~		$100	100
Syniverse Holdings, Inc.
7.280% (LIBOR03M + 5.000%) due 03/09/2023 ~		10	10
Verscend Holding Corp.
6.802% (LIBOR03M + 4.500%) due 08/27/2025 ~		50	50
West Corp.
6.302% - 6.527% (LIBOR03M + 4.000%) due 10/10/2024 ~		26	26
Westmoreland Coal Co.
TBD% due 12/16/2020 ^«(e)		455	182
4.076% - 10.562% (LIBOR03M + 8.250%) due 05/21/2019 ∎~		755	770

Total Loan Participations and Assignments (Cost $15,797)			13,870

CORPORATE BONDS & NOTES 57.4%
BANKING & FINANCE 29.1%
Ally Financial, Inc.
8.000% due 11/01/2031		2,282	2,755
Ambac LSNI LLC
7.396% due 02/12/2023 •		227	230
Ardonagh Midco PLC
8.375% due 07/15/2023	GBP	5,115	6,141
Athene Holding Ltd.
4.125% due 01/12/2028		$24	22
Avolon Holdings Funding Ltd.
5.500% due 01/15/2023		83	83

AXA Equitable Holdings, Inc.
4.350% due 04/20/2028		60	58
5.000% due 04/20/2048		36	32
Banco Bilbao Vizcaya Argentaria S.A.
6.750% due 02/18/2020 •(j)(k)	EUR	1,000	1,164
Banco Espirito Santo S.A.
4.000% due 01/21/2019 ^(e)		3,800	1,313
Banco Santander S.A.
6.250% due 09/11/2021 •(j)(k)		200	233
Barclays Bank PLC
14.000% due 06/15/2019 •(j)	GBP	3,700	5,071
Barclays PLC
3.250% due 01/17/2033		100	115
6.500% due 09/15/2019 •(j)(k)	EUR	800	934
7.750% due 09/15/2023 •(j)(k)		$400	400
Blackstone CQP Holdco LP
6.000% due 08/18/2021		400	401
6.500% due 03/20/2021		2,400	2,418
Brighthouse Holdings LLC
6.500% due 07/27/2037 Ø(j)		35	33
Brookfield Finance, Inc.
3.900% due 01/25/2028		42	39
4.700% due 09/20/2047		96	88
Cantor Fitzgerald LP
6.500% due 06/17/2022 (n)		3,000	3,157
CBL & Associates LP
5.950% due 12/15/2026		1,050	877
Co-operative Group Holdings Ltd.
7.500% due 07/08/2026 Ø	GBP	2,400	3,581
Cooperatieve Rabobank UA
6.625% due 06/29/2021 •(j)(k)	EUR	400	499
Credit Suisse Group AG
7.500% due 07/17/2023 •(j)(k)		$200	204
7.500% due 12/11/2023 •(j)(k)		3,540	3,695
Emerald Bay S.A.
0.000% due 10/08/2020 (h)	EUR	846	909
EPR Properties
4.750% due 12/15/2026 (n)		$1,500	1,450
Equinix, Inc.
2.875% due 03/15/2024	EUR	100	115
2.875% due 02/01/2026		100	111
Flagstar Bancorp, Inc.
6.125% due 07/15/2021		$1,700	1,769
Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025		130	128
6.750% due 03/15/2022		160	164
Freedom Mortgage Corp.
8.250% due 04/15/2025		31	29
GLP Capital LP
5.250% due 06/01/2025		10	10
GSPA Monetization Trust
6.422% due 10/09/2029		1,643	1,850
HSBC Bank PLC
6.330% due 05/18/2023 (c)		2,800	2,802
HSBC Holdings PLC
5.875% due 09/28/2026 •(j)(k)	GBP	200	254
6.000% due 09/29/2023 •(j)(k)	EUR	1,800	2,230
6.500% due 03/23/2028 •(j)(k)		$200	188
Hunt Cos., Inc.
6.250% due 02/15/2026		12	11
Intrepid Aviation Group Holdings LLC
8.500% due 08/15/2021		3,470	3,496
iStar, Inc.
4.625% due 09/15/2020		7	7
5.250% due 09/15/2022		23	22
Jefferies Finance LLC
6.875% due 04/15/2022		3,800	3,829
7.375% due 04/01/2020		915	929
7.500% due 04/15/2021		200	202
Kennedy-Wilson, Inc.
5.875% due 04/01/2024		32	31
Lloyds Bank PLC
12.000% due 12/16/2024 •(j)		300	361
Lloyds Banking Group PLC
7.500% due 09/27/2025 •(j)(k)		200	202
7.875% due 06/27/2029 •(j)(k)	GBP	2,200	3,143
Meiji Yasuda Life Insurance Co.
5.100% due 04/26/2048 •		$200	199
MetLife, Inc.
5.875% due 03/15/2028 •(j)		4	4
Nationstar Mortgage LLC
6.500% due 07/01/2021		346	347
Nationwide Building Society
10.250% ~(j)	GBP	16	3,083
Navient Corp.
5.625% due 08/01/2033		$31	25

6.500% due 06/15/2022		38	39
Oppenheimer Holdings, Inc.
6.750% due 07/01/2022		792	802
Provident Funding Associates LP
6.375% due 06/15/2025		13	13
Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 •(j)(k)(n)		1,400	1,427
8.000% due 08/10/2025 •(j)(k)(n)		3,000	3,103
8.625% due 08/15/2021 •(j)(k)		1,000	1,054
Santander UK Group Holdings PLC
6.750% due 06/24/2024 •(j)(k)	GBP	1,950	2,551
7.375% due 06/24/2022 •(j)(k)		1,800	2,396
Societe Generale S.A.
7.375% due 10/04/2023 •(j)(k)		$300	292
Spirit Realty LP
4.450% due 09/15/2026 (n)		700	665
Springleaf Finance Corp.
5.625% due 03/15/2023		600	585
6.125% due 05/15/2022		323	326
6.875% due 03/15/2025		54	52
8.250% due 10/01/2023		180	194
TP ICAP PLC
5.250% due 01/26/2024	GBP	2,023	2,482
Unigel Luxembourg S.A.
10.500% due 01/22/2024		$270	278
Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	1,724	2,436
6.542% due 03/30/2021		349	468
WeWork Cos., Inc.
7.875% due 05/01/2025		$36	33

			80,639

INDUSTRIALS 21.3%
Air Canada Pass-Through Trust
3.700% due 07/15/2027		12	11
Altice Financing S.A.
6.625% due 02/15/2023		300	298
7.500% due 05/15/2026 (n)		1,500	1,414
Altice France S.A.
8.125% due 02/01/2027		500	495
Altice Luxembourg S.A.
7.250% due 05/15/2022	EUR	240	267
Associated Materials LLC
9.000% due 01/01/2024		$380	384
Baffinland Iron Mines Corp.
8.750% due 07/15/2026		600	606
Caesars Resort Collection LLC
5.250% due 10/15/2025		4	4
Charles River Laboratories International, Inc.
5.500% due 04/01/2026		8	8
Charter Communications Operating LLC
4.200% due 03/15/2028		66	62
Cheniere Corpus Christi Holdings LLC
5.875% due 03/31/2025		100	103
Chesapeake Energy Corp.
5.686% (US0003M + 3.250%) due 04/15/2019 ~		62	62
Clear Channel Worldwide Holdings, Inc.
6.500% due 11/15/2022		310	316
7.625% due 03/15/2020		1,680	1,684
Cleveland-Cliffs, Inc.
4.875% due 01/15/2024		16	15
Community Health Systems, Inc.
5.125% due 08/01/2021 (n)		1,721	1,639
6.250% due 03/31/2023 (n)		3,594	3,319
8.625% due 01/15/2024		293	297
Continental Airlines Pass-Through Trust
9.798% due 10/01/2022		412	435
CSN Islands Corp.
6.875% due 09/21/2019		100	100
CSN Resources S.A.
6.500% due 07/21/2020		598	584
Diamond Resorts International, Inc.
7.750% due 09/01/2023		20	21
10.750% due 09/01/2024		1,200	1,179
EI Group PLC
6.875% due 02/15/2021	GBP	2,360	3,279
Envision Healthcare Corp.
8.750% due 10/15/2026		$2,300	2,237
Exela Intermediate LLC
10.000% due 07/15/2023		57	60
Ferroglobe PLC
9.375% due 03/01/2022		700	734
First Quantum Minerals Ltd.
6.500% due 03/01/2024		688	603
6.875% due 03/01/2026		758	658

7.000% due 02/15/2021		284	278
Ford Motor Co.
7.700% due 05/15/2097 (n)		7,435	7,899
Fresh Market, Inc.
9.750% due 05/01/2023		3,313	2,435
Frontdoor, Inc.
6.750% due 08/15/2026		32	33
Full House Resorts, Inc.
8.575% due 01/31/2024 «		198	187
General Electric Co.
5.000% due 01/21/2021 •(j)		133	123
HCA, Inc.
4.500% due 02/15/2027		400	390
7.500% due 11/15/2095		1,050	1,047
Hilton Domestic Operating Co., Inc.
5.125% due 05/01/2026		66	65
iHeartCommunications, Inc.
9.000% due 09/15/2022 ^(e)		1,000	725
Intelsat Connect Finance S.A.
9.500% due 02/15/2023		39	38
Intelsat Jackson Holdings S.A.
7.500% due 04/01/2021		130	132
8.000% due 02/15/2024		18	19
8.500% due 10/15/2024		242	238
9.750% due 07/15/2025		56	59
Intelsat Luxembourg S.A.
7.750% due 06/01/2021		5,282	5,018
8.125% due 06/01/2023		524	443
International Game Technology PLC
6.250% due 01/15/2027		290	287
Kinder Morgan, Inc.
7.750% due 01/15/2032 (n)		800	984
7.800% due 08/01/2031 (n)		1,600	1,946
Mallinckrodt International Finance S.A.
5.500% due 04/15/2025		302	245
Marriott Ownership Resorts, Inc.
6.500% due 09/15/2026		46	47
Metinvest BV
8.500% due 04/23/2026		400	382
Netflix, Inc.
4.625% due 05/15/2029	EUR	100	114
New Albertson’s LP
6.570% due 02/23/2028		$2,800	1,974
Odebrecht Oil & Gas Finance Ltd.
0.000% due 11/30/2018 (h)(j)		191	4
0.000% due 12/03/2018 (h)(j)		259	6
Ortho-Clinical Diagnostics, Inc.
6.625% due 05/15/2022		165	158
Pacific Drilling First Lien Escrow Issuer Ltd.
8.375% due 10/01/2023		132	134
Park Aerospace Holdings Ltd.
3.625% due 03/15/2021		39	38
4.500% due 03/15/2023		78	74
5.250% due 08/15/2022		6	6
5.500% due 02/15/2024		18	18
Petroleos Mexicanos
6.500% due 03/13/2027		70	68
6.750% due 09/21/2047		20	17
PetSmart, Inc.
5.875% due 06/01/2025		53	42
Platin GmbH
6.875% due 06/15/2023	EUR	200	226
Prime Security Services Borrower LLC
9.250% due 05/15/2023		$620	657
QVC, Inc.
5.950% due 03/15/2043		2,305	2,063
Radiate Holdco LLC
6.875% due 02/15/2023		30	29
Refinitiv U.S. Holdings, Inc.
4.500% due 05/15/2026	EUR	100	114
6.250% due 05/15/2026		$70	70
Rockpoint Gas Storage Canada Ltd.
7.000% due 03/31/2023		4	4
Russian Railways via RZD Capital PLC
7.487% due 03/25/2031	GBP	700	1,053
Sabine Pass Liquefaction LLC
5.875% due 06/30/2026 (n)		$1,200	1,276
Safeway, Inc.
7.250% due 02/01/2031		470	466
Sands China Ltd.
5.125% due 08/08/2025		200	196
5.400% due 08/08/2028		200	192
Shelf Drilling Holdings Ltd.
8.250% due 02/15/2025		18	18
SoftBank Group Corp.
4.000% due 04/20/2023	EUR	2,200	2,592

Spirit Issuer PLC
3.500% (BP0003M + 2.700%) due 12/28/2031 ~	GBP	500	629
Sunoco LP
4.875% due 01/15/2023		$32	31
T-Mobile USA, Inc.
4.750% due 02/01/2028		9	8
Teva Pharmaceutical Finance Netherlands BV
3.250% due 04/15/2022	EUR	200	234
Transocean Pontus Ltd.
6.125% due 08/01/2025		$70	70
Triumph Group, Inc.
4.875% due 04/01/2021		50	47
5.250% due 06/01/2022		10	9
Univision Communications, Inc.
5.125% due 05/15/2023		36	34
5.125% due 02/15/2025		250	229
UPCB Finance Ltd.
3.625% due 06/15/2029	EUR	100	112
Verscend Escrow Corp.
9.750% due 08/15/2026		$568	571
ViaSat, Inc.
5.625% due 09/15/2025		44	41
Virgin Media Secured Finance PLC
5.000% due 04/15/2027	GBP	200	253
VOC Escrow Ltd.
5.000% due 02/15/2028		$27	25
WellCare Health Plans, Inc.
5.375% due 08/15/2026		39	39
Westmoreland Coal Co.
8.750% due 01/01/2022 ^(e)		2,930	1,157

			58,992

UTILITIES 7.0%
AT&T, Inc.
4.900% due 08/15/2037		176	162
5.450% due 03/01/2047		30	28
DTEK Finance PLC (10.750% Cash or 10.750% PIK)
10.750% due 12/31/2024 (d)		1,347	1,382
Gazprom Neft OAO Via GPN Capital S.A.
6.000% due 11/27/2023 (n)		4,600	4,754
Northwestern Bell Telephone
7.750% due 05/01/2030		7,000	7,453
Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021		68	67
Odebrecht Drilling Norbe Ltd. (6.350% Cash or 7.350% PIK)
7.350% due 12/01/2026 (d)		130	81
Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022		720	692
Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash or 7.720% PIK)
7.720% due 12/01/2026 (d)		2,492	772
Petrobras Global Finance BV
5.999% due 01/27/2028		67	64
6.125% due 01/17/2022		66	68
6.625% due 01/16/2034	GBP	100	129
7.375% due 01/17/2027		$367	382
Rio Oil Finance Trust
9.250% due 07/06/2024		2,992	3,205

			19,239

Total Corporate Bonds & Notes (Cost $163,558)			158,870

CONVERTIBLE BONDS & NOTES 0.8%
INDUSTRIALS 0.8%
Caesars Entertainment Corp.
5.000% due 10/01/2024		486	695
DISH Network Corp.
3.375% due 08/15/2026		1,600	1,429

Total Convertible Bonds & Notes (Cost $2,506)			2,124

MUNICIPAL BONDS & NOTES 5.9%
CALIFORNIA 0.8%
Riverside County, California Redevelopment Successor Agency Tax Allocation Bonds, Series 2010
7.500% due 10/01/2030		600	648

Stockton Public Financing Authority, California Revenue Bonds, (BABs), Series 2009
7.942% due 10/01/2038	1,600	1,663

		2,311

ILLINOIS 2.4%
Chicago, Illinois General Obligation Bonds, (BABs), Series 2010
7.517% due 01/01/2040	6,000	6,480
Chicago, Illinois General Obligation Bonds, Series 2014
6.314% due 01/01/2044	30	29
Chicago, Illinois General Obligation Bonds, Series 2017
7.045% due 01/01/2029	60	64
Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035	10	11
7.350% due 07/01/2035	10	11
Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033	120	113

		6,708

VIRGINIA 0.2%
Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046	390	381

WEST VIRGINIA 2.5%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (h)	21,900	1,259
7.467% due 06/01/2047	5,805	5,704

		6,963

Total Municipal Bonds & Notes (Cost $15,104)		16,363

U.S. GOVERNMENT AGENCIES 3.8%
Fannie Mae
3.500% due 12/25/2032 (a)	568	73
4.000% due 11/25/2042 (a)	2,056	347
5.831% due 07/25/2029 •	420	455
8.031% due 07/25/2029 •	570	689
8.232% due 12/25/2040 •	132	139
Freddie Mac
0.000% due 04/25/2045 - 02/25/2046 (b)(h)	4,413	3,915
0.100% due 02/25/2046 (a)	39,176	65
0.200% due 04/25/2045 (a)	2,802	2
5.488% due 11/15/2040 •	229	226
6.139% due 11/25/2055 «~	4,072	2,446
9.831% due 12/25/2027 •	1,494	1,847
13.037% due 03/25/2025 •	291	402

Total U.S. Government Agencies (Cost $9,941)		10,606

NON-AGENCY MORTGAGE-BACKED SECURITIES 13.6%
Banc of America Alternative Loan Trust
6.000% due 01/25/2036 ^	43	42
Banc of America Funding Trust
6.000% due 08/25/2036 ^	1,056	1,026
BCAP LLC Trust
3.736% due 03/27/2036 ~	1,061	905
4.926% due 03/26/2037 Ø	403	419
19.912% due 06/26/2036 ~	196	103
Bear Stearns ALT-A Trust
2.441% due 06/25/2046 ^•	1,860	1,972
3.921% due 11/25/2036 ^~	213	180
3.954% due 09/25/2047 ^~	2,954	2,428
4.259% due 09/25/2035 ^~	277	212
Bear Stearns Commercial Mortgage Securities Trust
5.707% due 04/12/2038 ~	100	100
Bear Stearns Mortgage Funding Trust
7.500% due 08/25/2036 Ø	442	398
CD Commercial Mortgage Trust
5.398% due 12/11/2049 ~	3	2
CD Mortgage Trust
5.688% due 10/15/2048	3,767	1,939
Chase Mortgage Finance Trust
3.635% due 12/25/2035 ^~	4	4
6.000% due 02/25/2037 ^	454	351
6.000% due 07/25/2037 ^	326	270
6.250% due 10/25/2036 ^	913	708
Citicorp Mortgage Securities Trust
5.500% due 04/25/2037	58	57
Commercial Mortgage Loan Trust
6.051% due 12/10/2049 ~	925	569
Countrywide Alternative Loan Resecuritization Trust
6.000% due 05/25/2036 ^	1,229	1,013
6.000% due 08/25/2037 ^~	546	421

Countrywide Alternative Loan Trust
2.631% due 05/25/2037 ^•		186	110
3.807% due 04/25/2036 ^~		591	541
5.500% due 03/25/2035		146	109
5.500% due 12/25/2035 ^		1,706	1,454
5.750% due 01/25/2035		164	164
6.000% due 02/25/2035		198	192
6.000% due 08/25/2036 ^•		223	197
6.000% due 04/25/2037 ^		595	439
6.250% due 11/25/2036 ^		394	343
6.250% due 12/25/2036 ^•		922	691
6.500% due 08/25/2036 ^		251	162
Countrywide Home Loan Mortgage Pass-Through Trust
3.633% due 02/20/2035 ~		17	17
5.500% due 10/25/2035 ^		329	295
6.250% due 09/25/2036 ^		282	218
Deutsche Mortgage Securities, Inc. Mortgage Loan Trust
4.166% due 06/25/2034 •		2,030	1,947
Epic Drummond Ltd.
0.000% due 01/25/2022 •	EUR	66	74
Eurosail PLC
4.800% due 06/13/2045 •	GBP	239	269
GS Mortgage Securities Trust
5.622% due 11/10/2039		$425	367
GSR Mortgage Loan Trust
5.500% due 05/25/2036 ^		42	60
6.000% due 02/25/2036 ^		2,032	1,586
HarborView Mortgage Loan Trust
3.002% due 01/19/2035 •		79	77
4.069% due 07/19/2035 ~		26	25
IndyMac Mortgage Loan Trust
6.500% due 07/25/2037 ^		1,660	1,057
JPMorgan Alternative Loan Trust
3.537% due 03/25/2037 ^~		772	738
3.725% due 03/25/2036 ^~		957	899
JPMorgan Chase Commercial Mortgage Securities Trust
5.623% due 05/12/2045		507	411
JPMorgan Mortgage Trust
3.725% due 02/25/2036 ^~		206	174
4.090% due 01/25/2037 ^~		237	227
LB-UBS Commercial Mortgage Trust
5.407% due 11/15/2038		405	313
5.562% due 02/15/2040 ~		269	175
Lehman XS Trust
2.501% due 06/25/2047 •		965	877
Merrill Lynch Mortgage Investors Trust
3.554% due 03/25/2036 ^~		963	733
Morgan Stanley Capital Trust
6.123% due 06/11/2049 ~		230	231
Morgan Stanley Mortgage Loan Trust
5.962% due 06/25/2036 ~		2,639	1,181
Motel 6 Trust
9.206% due 08/15/2019 •		483	491
Residential Asset Securitization Trust
5.750% due 02/25/2036 ^		537	393
6.000% due 07/25/2037 ^		705	472
6.250% due 09/25/2037 ^		1,292	876
Residential Funding Mortgage Securities, Inc. Trust
4.967% due 08/25/2036 ^~		619	584
6.000% due 09/25/2036 ^		121	114
6.000% due 06/25/2037 ^		1,328	1,257
Structured Adjustable Rate Mortgage Loan Trust
3.752% due 11/25/2036 ^~		851	811
3.896% due 01/25/2036 ^~		768	586
3.963% due 03/25/2037 ^~		300	241
4.239% due 07/25/2036 ^~		236	190
Suntrust Adjustable Rate Mortgage Loan Trust
3.753% due 02/25/2037 ^~		140	127
3.792% due 04/25/2037 ^~		747	636
WaMu Mortgage Pass-Through Certificates Trust
2.518% due 12/25/2046 •		306	304
3.473% due 02/25/2037 ^~		291	283
3.803% due 10/25/2036 ^~		428	394
Wells Fargo Mortgage-Backed Securities Trust
3.920% due 07/25/2036 ^~		127	129
5.750% due 03/25/2037 ^		115	113
6.000% due 06/25/2037 ^		60	60

Total Non-Agency Mortgage-Backed Securities (Cost $34,176)			37,533

ASSET-BACKED SECURITIES 26.7%
Adagio CLO DAC
0.000% due 04/30/2031 ~	EUR	1,750	1,630
Airspeed Ltd.
2.550% due 06/15/2032 •		$1,382	1,330

Apidos CLO
0.000% due 01/20/2031 ~		2,200	1,999
Argent Securities Trust
2.471% due 03/25/2036 •		7,469	4,591
Asset-Backed Funding Certificates Trust
2.431% due 10/25/2036 •		5,371	5,147
Bear Stearns Asset-Backed Securities Trust
6.500% due 10/25/2036 ^		216	166
Belle Haven ABS CDO Ltd.
2.658% due 07/05/2046 •		85,896	326
BlueMountain CLO Ltd.
7.886% due 04/13/2027 •		1,000	1,007
Chrysler Capital Auto Receivables Trust
0.000% due 01/16/2023 «(h)		3	1,655
CIFC Funding Ltd.
0.000% due 05/24/2026 ~		1,200	774
0.000% due 07/22/2026 ~		1,000	549
Citigroup Mortgage Loan Trust
2.437% due 12/25/2036 •		3,669	1,917
2.447% due 12/25/2036 •		1,889	1,252
Countrywide Asset-Backed Certificates
2.421% due 06/25/2047 ^•		752	693
2.481% due 06/25/2047 •		4,832	4,289
Flagship Credit Auto Trust
0.000% due 05/15/2025 «(h)		4	888
Grosvenor Place CLO BV
0.000% due 04/30/2029 ~	EUR	250	212
GSAMP Trust
2.541% due 02/25/2046 •		$3,685	3,537
3.256% due 03/25/2035 ^•		6,200	5,465
JPMorgan Mortgage Acquisition Trust
2.601% due 04/25/2036 •		6,000	5,543
Lehman XS Trust
6.290% due 06/24/2046 Ø		1,730	1,721
Merrill Lynch Mortgage Investors Trust
2.441% due 04/25/2037 •		271	173
Morgan Stanley Mortgage Loan Trust
2.401% due 04/25/2037 •		3,482	1,732
6.250% due 07/25/2047 ^~		340	237
Residential Asset Mortgage Products Trust
2.561% due 09/25/2036 •		270	258
Residential Asset Securities Corp. Trust
2.986% due 09/25/2035 •		13,627	13,187
Securitized Asset-Backed Receivables LLC Trust
2.421% due 05/25/2036 •		5,472	3,539
SLM Student Loan EDC Repackaging Trust
0.000% due 10/28/2029 «(h)		1	1,223
SLM Student Loan Trust
0.000% due 01/25/2042 «(h)		2	1,267
SoFi Professional Loan Program LLC
0.000% due 05/25/2040 (h)		2,100	1,134
0.000% due 09/25/2040 (h)		846	544
South Coast Funding Ltd.
2.941% due 08/10/2038 •		5,780	1,157
Symphony CLO Ltd.
7.036% due 07/14/2026 •		1,000	999
Taberna Preferred Funding Ltd.
2.721% due 08/05/2036 •		207	188
2.721% due 08/05/2036 ^•		3,882	3,522

Total Asset-Backed Securities (Cost $69,178)			73,851

SOVEREIGN ISSUES 3.8%
Argentina Government International Bond
2.260% due 12/31/2038 Ø	EUR	1,734	1,105
3.375% due 01/15/2023		100	95
5.250% due 01/15/2028		100	87
6.250% due 11/09/2047		100	84
7.820% due 12/31/2033		5,220	5,359
41.328% (BADLARPP) due 10/04/2022 ~	ARS	28	1
49.933% (BADLARPP + 3.250%) due 03/01/2020 ~		700	21
50.575% (BADLARPP + 2.500%) due 03/11/2019 ~(a)		1,661	50
52.756% (BADLARPP + 2.000%) due 04/03/2022 ~(a)		30,152	868
67.491% (ARLLMONP) due 06/21/2020 ~(a)		34,215	1,155
Autonomous Community of Catalonia
4.900% due 09/15/2021	EUR	700	853
Peru Government International Bond
6.350% due 08/12/2028	PEN	1,300	400
Republic of Greece Government International Bond
4.750% due 04/17/2019	EUR	300	346
Venezuela Government International Bond
6.000% due 12/09/2020 ^(e)		$120	30
8.250% due 10/13/2024 ^(e)		12	3

9.250% due 09/15/2027 ^(e)		151	39

Total Sovereign Issues (Cost $13,530)			10,496

	SHARES
COMMON STOCKS 0.9%
CONSUMER DISCRETIONARY 0.7%
Caesars Entertainment Corp. (f)		227,344	1,953

ENERGY 0.0%
Forbes Energy Services Ltd. (f)(l)		13,350	67

FINANCIALS 0.2%
Ardonagh Group Ltd. «(l)		383,023	617

Total Common Stocks (Cost $3,634)			2,637

WARRANTS 0.0%
INDUSTRIALS 0.0%
Sequa Corp. - Exp. 04/28/2024 «		394,000	33

Total Warrants (Cost $0)			33

PREFERRED SECURITIES 2.2%
INDUSTRIALS 2.2%
Sequa Corp.
9.000% «		8,284	6,110

Total Preferred Securities (Cost $8,186)			6,110

REAL ESTATE INVESTMENT TRUSTS 1.6%
REAL ESTATE 1.6%
VICI Properties, Inc.		202,347	4,369

Total Real Estate Investment Trusts (Cost $2,691)			4,369

SHORT-TERM INSTRUMENTS 5.4%
REPURCHASE AGREEMENTS (m) 3.8%
			10,396

	PRINCIPAL AMOUNT (000S)
SHORT-TERM NOTES 0.9%
Letras del Banco Central de la Republica Argentina
45.000% due 11/21/2018 (i)	ARS	291	8
Ukraine Government International Bond
9.236% due 02/28/2019 (h)(i)		$2,600	2,562

			2,570

ARGENTINA TREASURY BILLS 0.1%
0.385% due 12/28/2018 - 04/30/2019 (g)(h)	ARS	10,721	314

U.S. TREASURY BILLS 0.6%
2.256% due 12/13/2018 - 01/31/2019 (g)(h)(q)		$1,658	1,651

Total Short-Term Instruments (Cost $14,871)			14,931

Total Investments in Securities (Cost $353,172)			351,793

Total Investments 127.1% (Cost $353,172)			$351,793
Financial Derivative Instruments (o)(p) 0.5% (Cost or Premiums, net $7,339)			1,653
Preferred Shares (18.5)%			(51,275)
Other Assets and Liabilities, net (9.1)%			(25,307)

Net Assets Applicable to Common Shareholders 100.0%			$276,864

Notes to Schedule of Investments:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

¤

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

∎	All or a portion of this amount represent unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Interest only security.

(b)	Principal only security.

(c)	When-issued security.

(d)	Payment in-kind security.

(e)	Security is not accruing income as of the date of this report.

(f)	Security did not produce income within the last twelve months.

(g)	Coupon represents a weighted average yield to maturity.

(h)	Zero coupon security.

(i)	Coupon represents a yield to maturity.

(j)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(k)	Contingent convertible security.

(l)	Restricted Securities:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders
Ardonagh Group Ltd.	04/02/2015 - 07/20/2017	$513	$617	0.22%
Forbes Energy Services Ltd.	10/09/2014 - 11/18/2016	532	67	0.03

		$1,045	$684	0.25%

Borrowings and Other Financing Transactions

(m)	Repurchase Agreements:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
FICC	1.750%	10/31/2018	11/01/2018	$1,596	U.S. Treasury Notes 2.375% due 04/15/2021	$(1,632)	$1,596	$1,596
MBC	2.290	10/31/2018	11/01/2018	8,800	U.S. Treasury Notes 1.875% due 10/31/2022	(9,090)	8,800	8,801

Total Repurchase Agreements						$(10,722)	$10,396	$10,397

Reverse Repurchase Agreements:

Counterparty	Borrowing Rate (2)	Settlement Date	Maturity Date		Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BCY	1.200%	09/27/2018	TBD	(3)	$(621)	$(622)
BPS	2.550	09/04/2018	12/04/2018		(1,425)	(1,431)
CIW	2.600	10/26/2018	11/20/2018		(1,233)	(1,233)
	2.610	11/02/2018	11/30/2018		(2,778)	(2,778)
	2.650	10/05/2018	11/02/2018		(2,869)	(2,875)
JML	2.800	10/01/2018	TBD	(3)	(3,869)	(3,878)
NOM	2.950	10/25/2018	11/19/2018		(2,963)	(2,964)
RDR	2.530	09/12/2018	12/12/2018		(3,078)	(3,089)
UBS	2.550	09/05/2018	12/05/2018		(4,390)	(4,408)
	2.740	09/10/2018	03/11/2019		(4,296)	(4,313)
	2.760	08/31/2018	12/03/2018		(1,236)	(1,242)
	2.780	08/14/2018	11/14/2018		(2,744)	(2,761)

Total Reverse Repurchase Agreements						$(31,594)

(n)	Securities with an aggregate market value of $31,255 have been pledged as collateral under the terms of master agreements as of October 31, 2018.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended October 31, 2018 was $(26,875) at a weighted average interest rate of 2.576%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(3)	Open maturity reverse repurchase agreement.

(o)	Financial Derivative Instruments: Exchange-traded or Centrally Cleared

Swap Agreements:

Credit Default Swaps on Corporate Issues - Sell Protection (1)

									Variation Margin (5)
Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at October 31, 2018 (2)	Notional Amount (3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value (4)	Asset	Liability
Frontier Communications Corp.	5.000%	Quarterly	06/20/2020	10.700%	$2,900	$(95)	$(124)	$(219)	$0	$(4)

Credit Default Swaps on Credit Indices - Sell Protection (1)

								Variation Margin (5)
Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount (3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value (4)	Asset	Liability
CDX.HY-30 5-Year Index	5.000%	Quarterly	06/20/2023	$1,000	$57	$10	$67	$3	$0
CDX.HY-31 5-Year Index	5.000	Quarterly	12/20/2023	800	39	8	47	1	0

					$96	$18	$114	$4	$0

Interest Rate Swaps

										Variation Margin
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability
Pay (6)	3-Month USD-LIBOR	2.750%	Semi-Annual	12/19/2023		$30,700	$(260)	$(326)	$(586)	$0	$(59)
Pay	3-Month USD-LIBOR	2.750	Semi-Annual	06/17/2025		70,420	4,237	(5,494)	(1,257)	0	(182)
Pay	3-Month USD-LIBOR	2.250	Semi-Annual	06/15/2026		15,300	723	(1,616)	(893)	0	(43)
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		28,100	200	(1,645)	(1,445)	0	(92)
Pay	3-Month USD-LIBOR	3.500	Semi-Annual	06/19/2044		83,100	(2,711)	6,145	3,434	0	(593)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		130,100	5,516	14,558	20,074	909	0
Receive (6)	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2048		5,000	0	318	318	38	0
Pay	6-Month AUD-BBR-BBSW	3.000	Semi-Annual	12/17/2019	AUD	6,200	89	(32)	57	0	0
Pay	6-Month AUD-BBR-BBSW	3.500	Semi-Annual	06/17/2025		3,900	97	74	171	0	(7)
Receive (6)	6-Month EUR-EURIBOR	1.250	Annual	12/19/2028	EUR	1,200	(21)	(14)	(35)	1	0
Receive (6)	6-Month EUR-EURIBOR	1.000	Annual	03/20/2029		5,800	24	3	27	4	0
Receive (6)	6-Month GBP-LIBOR	1.500	Semi-Annual	03/20/2029	GBP	15,300	246	11	257	111	0

							$8,140	$11,982	$20,122	$1,063	$(976)

Total Swap Agreements							$8,141	$11,876	$20,017	$1,067	$(980)

Cash of $5,875 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of October 31, 2018.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	Unsettled variation margin asset of $1 for closed swap agreements is outstanding at period end.
(6)	This instrument has a forward starting effective date.

(p)	Financial Derivative Instruments: Over the Counter

Forward Foreign Currency Contracts:

						Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Asset	Liability
BOA	11/2018	ARS	11,373		$308	$0	$(9)
	11/2018	GBP	1,165		1,515	26	0
	11/2018		$309	ARS	11,373	8	0
	01/2019		279		11,373	9	0
BPS	11/2018	ARS	2,528		$69	0	(2)
	11/2018	EUR	20,165		23,799	959	0
	11/2018		$109	ARS	4,416	13	0
	11/2018		2,775	MXN	53,659	0	(138)
	12/2018	PEN	1,505		$452	6	0
BRC	11/2018		$317	ARS	12,500	26	0
CBK	11/2018	ARS	5,569		$151	0	(4)
	11/2018	EUR	179		205	3	0
	11/2018	GBP	1,133		1,461	13	0
	11/2018		$132	ARS	5,569	23	0
	11/2018		551	GBP	432	1	0
	12/2018		179	EUR	158	0	0
	01/2019		157	ARS	6,418	6	0
DUB	12/2018		32		1,371	4	0
FBF	01/2019		459	RUB	31,043	8	0
GLM	11/2018	GBP	216		$284	8	0
	11/2018		$578	EUR	508	0	(2)
JPM	11/2018	GBP	28,415		$37,480	1,160	0
	01/2019		$28	ARS	1,069	0	(1)
MSB	11/2018	ARS	3,277		$89	0	(2)
	11/2018		$77	ARS	3,277	14	0
NGF	11/2018		14		531	1	0
	12/2018		122		4,940	9	(1)
SCX	11/2018		23,157	EUR	20,344	0	(115)
	12/2018	EUR	20,344		$23,216	115	0
SOG	11/2018	RUB	157,179		2,392	10	0
	11/2018		$39,717	GBP	30,929	0	(183)
	12/2018	GBP	30,929		$39,772	184	0
	01/2019		$2,373	RUB	157,179	0	(9)
UAG	11/2018		2,449		157,179	0	(67)

Total Forward Foreign Currency Contracts						$2,606	$(533)

Swap Agreements:

Credit Default Swaps on Corporate Issues - Sell Protection (1)

									Swap Agreements, at Value
Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at October 31, 2018 (2)	Notional Amount (3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
BPS	Petrobras Global Finance BV	1.000%	Quarterly	12/20/2024	3.037%	$500	$(98)	$46	$0	$(52)
GST	Petrobras Global Finance BV	1.000	Quarterly	12/20/2024	3.037	700	(139)	66	0	(73)
HUS	Petrobras Global Finance BV	1.000	Quarterly	12/20/2019	1.025	200	(16)	16	0	0
	Petrobras Global Finance BV	1.000	Quarterly	09/20/2020	1.366	20	(3)	3	0	0
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2024	3.037	800	(166)	83	0	(83)
MYC	Petrobras Global Finance BV	1.000	Quarterly	12/20/2019	1.025	4,100	(379)	383	4	0

							$(801)	$597	$4	$(208)

Interest Rate Swaps

									Swap Agreements, at Value
Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
MYC	Pay	3-Month USD-LIBOR	3.140%	Semi-Annual	12/07/2023	$150,000	$0	$(301)	$0	$(301)

Total Return Swaps on Interest Rate Indices

										Swap Agreements, at Value
Counterparty	Pay/Receive (4)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
GST	Receive	iBoxx USD Liquid High Yield Index	N/A	3-Month USD-LIBOR plus a specified spread	Maturity	06/20/2019	$100	$0	$(1)	$0	$(1)
JPM	Receive	iBoxx USD Liquid High Yield Index	N/A	3-Month USD-LIBOR plus a specified spread	Maturity	12/20/2018	100	(1)	(1)	0	(2)

								$(1)	$(2)	$0	$(3)

Total Swap Agreements								$(802)	$294	$4	$(512)

(q)

Securities with an aggregate market value of $965 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of October 31, 2018.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

Fair Value Measurements

The following is a summary of the fair valuations according to the inputs used as of October 31, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 10/31/2018
Investments in Securities, at Value
Loan Participations and Assignments	$0	$13,531	$339	$13,870
Corporate Bonds & Notes
Banking & Finance	0	80,639	0	80,639
Industrials	0	58,805	187	58,992
Utilities	0	19,239	0	19,239
Convertible Bonds & Notes
Industrials	0	2,124	0	2,124
Municipal Bonds & Notes
California	0	2,311	0	2,311
Illinois	0	6,708	0	6,708
Virginia	0	381	0	381
West Virginia	0	6,963	0	6,963
U.S. Government Agencies	0	8,160	2,446	10,606
Non-Agency Mortgage-Backed Securities	0	37,533	0	37,533
Asset-Backed Securities	0	68,818	5,033	73,851
Sovereign Issues	0	10,496	0	10,496
Common Stocks
Consumer Discretionary	1,953	0	0	1,953
Energy	67	0	0	67
Financials	0	0	617	617
Warrants
Industrials	0	0	33	33
Preferred Securities
Industrials	0	0	6,110	6,110
Real Estate Investment Trusts
Real Estate	4,369	0	0	4,369
Short-Term Instruments
Repurchase Agreements	0	10,396	0	10,396
Short-Term Notes	0	2,570	0	2,570
Argentina Treasury Bills	0	314	0	314
U.S. Treasury Bills	0	1,651	0	1,651

Total Investments	$6,389	$330,639	$14,765	$351,793

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	1,067	0	1,067
Over the counter	0	2,610	0	2,610
	$0	$3,677	$0	$3,677

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(980)	0	(980)
Over the counter	0	(1,045)	0	(1,045)

	$0	$(2,025)	$0	$(2,025)

Total Financial Derivative Instruments	$0	$1,652	$0	$1,652

Totals	$6,389	$332,291	$14,765	$353,445

There were no significant transfers among Levels 1 and 2 during the period ended October 31, 2018.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended October 31, 2018:

Category and Subcategory	Beginning Balance at 07/31/2018	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 10/31/2018	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 10/31/2018 (1)
Investments in Securities, at Value
Loan Participations and Assignments	$200	$10	$(51)	$0	$2	$(4)	$182	$0	$339	$(2)
Corporate Bonds & Notes
Industrials	422	0	(1)	0	0	(8)	0	(226)	187	(7)
U.S. Government Agencies	2,454	0	(9)	13	4	(16)	0	0	2,446	(16)
Asset-Backed Securities	4,601	2,548	0	11	0	(448)	0	(1,679)	5,033	(393)
Common Stocks
Financials	603	0	0	0	0	14	0	0	617	14
Warrants
Industrials	99	0	0	0	0	(66)	0	0	33	(66)
Preferred Securities
Industrials	7,351	104	0	0	0	(1,345)	0	0	6,110	(1,345)

Totals	$15,730	$2,662	$(61)	$24	$6	$(1,873)	$182	$(1,905)	$14,765	$(1,815)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 10/31/2018	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Loan Participations and Assignments	$339	Third Party Vendor	Broker Quote	40.000 - 100.750
Corporate Bonds & Notes
Industrials	187	Reference Instrument	Yield	10.890
U.S. Government Agencies	2,446	Proxy Pricing	Base Price	60.160
Asset-Backed Securities	5,033	Proxy Pricing	Base Price	22,192.323 - 90,768.000
Common Stocks
Financials	617	Other Valuation Techniques (2)	—	—
Warrants
Industrials	33	Other Valuation Techniques (2)	—	—
Preferred Securities
Industrials	6,110	Fundamental Valuation	Company Assets	$438,000,000.000

Total	$14,765

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at October 31, 2018 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Schedule of Investments as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes

Notes to Financial Statements

1. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The net asset value (“NAV”) of the Fund’s shares is determined by dividing the total value of portfolio investments and other assets attributable to the Fund less any liabilities by the total number of shares outstanding of the Fund. On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time as of which its NAV is calculated if the Fund closes earlier, or as permitted by the U.S. Securities and Exchange Commission (the “SEC”).

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) relating to the non-U.S security being fair valued between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Manager. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Quoted prices in active markets or exchanges for identical assets and liabilities.

•

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Services (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithm formulas based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Fundamental analysis valuation estimates fair value by using an internal model that utilizes financial statements of the non-public underlying company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

2. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund’s tax positions for all open tax years. As of October 31, 2018, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Glossary: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	FICC	Fixed Income Clearing Corporation	MYC	Morgan Stanley Capital Services, Inc.
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	NGF	Nomura Global Financial Products, Inc.
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	NOM	Nomura Securities International Inc.
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	RDR	RBC Capital Markets LLC
CBK	Citibank N.A.	JML	JP Morgan Securities Plc	SCX	Standard Chartered Bank
CIW	CIBC World Markets Corp.	JPM	JP Morgan Chase Bank N.A.	SOG	Societe Generale
DUB	Deutsche Bank AG	MBC	HSBC Bank Plc	UAG	UBS AG Stamford
FBF	Credit Suisse International	MSB	Morgan Stanley Bank, N.A	UBS	UBS Securities LLC

Currency Abbreviations:
ARS	Argentine Peso	GBP	British Pound	RUB	Russian Ruble
AUD	Australian Dollar	MXN	Mexican Peso	USD (or $)	United States Dollar
EUR	Euro	PEN	Peruvian New Sol

Index/Spread Abbreviations:
ARLLMONP	Argentina Blended Policy Rate	CDX.HY	Credit Derivatives Index - High Yield	LIBOR03M	3 Month USD-LIBOR
BADLARPP	Argentina Badlar Floating Rate Notes	EUR003M	3 Month EUR Swap Rate	US0003M	3 Month USD Swap Rate
BP0003M	3 Month GBP-LIBOR

Other Abbreviations:
ABS	Asset-Backed Security	CDO	Collateralized Debt Obligation	PIK	Payment-in-Kind
ALT	Alternate Loan Trust	CLO	Collateralized Loan Obligation	TBA	To-Be-Announced
BABs	Build America Bonds	DAC	Designated Activity Company	TBD	To-Be-Determined
BBR	Bank Bill Rate	EURIBOR	Euro Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles
BBSW	Bank Bill Swap Reference Rate	LIBOR	London Interbank Offered Rate

Item 2. Controls and Procedures

(a)

The principal executive officer and principal financial & accounting officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits

A separate certification for each principal executive officer and principal financial & accounting officer of the registrant as required by Rule 30a-2 under the 1940 Act is attached as Exhibit 99.CERT.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Income Strategy Fund

By: /s/ Peter G. Strelow
Peter G. Strelow
President (Principal Executive Officer)

Date: December 21, 2018

By: /s/ Trent W. Walker
Trent W. Walker
Treasurer (Principal Financial & Accounting Officer)

Date: December 21, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Peter G. Strelow
Peter G. Strelow
President (Principal Executive Officer)

Date: December 21, 2018

By: /s/ Trent W. Walker
Trent W. Walker
Treasurer (Principal Financial & Accounting Officer)

Date: December 21, 2018